UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

December 21, 2016

ACETO CORPORATION

(Exact name of registrant as specified in its charter)

New York	000-04217	11-1720520
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Tri Harbor Court, Port Washington, NY	11050
(Address of principal executive offices)	(Zip Code)

(516) 627-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This current report on Form 8-K/A (the “Amendment”) of Aceto Corporation (the “Company”) amends the current report on Form 8-K filed on December 21, 2016 (the “Original Form 8-K”) related to the Company’s acquisition of certain generic products and related assets of entities formerly known as Citron Pharma LLC and its affiliate Lucid Pharma LLC. This Amendment includes the pro forma financial information required by Item 9.01(b) of Form 8-K, and does not amend or otherwise update any other information in the Original Form 8-K. Accordingly, this Amendment should be read in conjunction with the Original Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(b)   Pro Forma Financial Information

The unaudited pro forma financial information is included as Exhibit 99.1 to this Amendment and is incorporated herein by reference.

(d)   Exhibits:

Exhibit No.	Document
99.1	Pro Forma Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACETO CORPORATION

Dated: February 17, 2017	By:	/s/ Salvatore Guccione
	Name:	Salvatore Guccione
	Title:	President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Document
99.1	Pro Forma Information

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